Exhibit 10.2

AMENDMENT NO. 1 TO EXCHANGE AND SUPPORT AGREEMENT

THIS AMENDMENT TO EXCHANGE AND SUPPORT AGREEMENT (the “Amendment”) is made by and among, Yatra Online, Inc., a Cayman Islands exempted company limited by shares (“Parent”), Yatra USA Corp. (f/k/a Terrapin Acquisition 3 Corporation), a Delaware corporation (the “Company”), and the holders of the Class F Common Stock of the Company (each an “Exchanging Shareholder” and, collectively, the “Exchanging Shareholders”). This Amendment amends the Exchange and Support Agreement, dated December 16, 2016, by and among the Parent, the Company and the Exchanging Shareholders (the “Agreement”). This Amendment shall be effective as of December 16, 2021. Capitalized terms which are not defined herein shall be defined as set forth in the Original Agreement.

WHEREAS, pursuant to Section 7.1 of the Agreement, the Agreement is due to terminate on December 16, 2021;

WHEREAS, the Company, the Parent and each of the Exchanging Shareholders desire to amend the Agreement to delay termination of the Agreement;

WHEREAS, Section 7.5 of the Agreement permits modification or amendment of the Agreement pursuant to an agreement in writing signed by each of by the Company, the Parent and each of the Exchanging Shareholders;

NOW, THEREFORE, in consideration of the mutual covenants set forth herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

For good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree to make the following changes to the Agreement:

1. Amendment to Agreement. The Agreement is hereby amended as follows

(a) Section 7.1 of the Agreement is deleted in its entirety and replaced with the following:

Section 7.1 Termination. This Agreement shall terminate upon the earlier of (i) the date that no shares of Class F Common Stock remain outstanding (whether such obligation is absolute or contingent) or (ii) the mutual written consent of Parent, the Company and each of the Exchanging Shareholders; provided, however, that Article V, Article VI and this Article VII shall survive such termination.

2. Effect of Amendment. Except as expressly set forth herein, the Agreement shall not by implication or otherwise be deemed supplemented or amended by virtue of this Amendment, and shall remain in full force and effect, as amended hereby. This Amendment shall be construed in accordance with and as a part of the Agreement, and all terms, conditions, representations, warranties, covenants and agreements set forth in the Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed. Any reference in the Agreement to the “Agreement” shall refer to the Agreement as amended by this Amendment.

3. Governing Law. This Amendment shall be construed according to and governed by the laws of the State of New York without regard to principles of conflict of laws.

4. Counterparts. This Amendment may be executed (including by facsimile or other electronic transmission) in one or more separate counterparts, each such counterpart being deemed an original instrument, and all such counterparts will together constitute the same agreement.

[Remainder of Page Intentionally Left Blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

YATRA USA CORP.

By:	/s/ Dhruv Shringi
Name:	Dhruv Shringi
Title:	Director, President and CEO

YATRA ONLINE, INC.

By:	/s/ Dhruv Shringi
Name:	Dhruv Shringi
Title:	Director and CEO

[Signature Page to Amendment No. 1 to Exchange and Support Agreement]

EXCHANGING SHAREHOLDER:

Apple Orange LLC

By:	/s/ Nathan Leight
Name:	Nathan Leight
Title:	Managing Member

[Signature Page to Amendment No. 1 to Exchange and Support Agreement]

EXCHANGING SHAREHOLDER:

GUY BARUDIN

/s/ Guy Barudin
Guy Barudin

[Signature Page to Amendment No. 1 to Exchange and Support Agreement]

EXCHANGING SHAREHOLDER:

Irina Carpov

/s/ Irina Carpov
Irina Carpov

[Signature Page to Amendment No. 1 to Exchange and Support Agreement]

EXCHANGING SHAREHOLDER:

Gina DelGiudice

/s/ Gina DelGiudice
Gina DelGiudice

[Signature Page to Amendment No. 1 to Exchange and Support Agreement]

EXCHANGING SHAREHOLDER:

Lawrence Hurvich

/s/ Lawrence Hurvich
Lawrence Hurvich

[Signature Page to Amendment No. 1 to Exchange and Support Agreement]

EXCHANGING SHAREHOLDER:

Jonathan Kagan

/s/ Jonathan Kagan
Jonathan Kagan

[Signature Page to Amendment No. 1 to Exchange and Support Agreement]

EXCHANGING SHAREHOLDER:

JAMES KIM

/s/ James Kim
James Kim

[Signature Page to Amendment No. 1 to Exchange and Support Agreement]

EXCHANGING SHAREHOLDER:

Victor Mendelson

/s/ Victor Mendelson
Victor Mendelson

[Signature Page to Amendment No. 1 to Exchange and Support Agreement]

EXCHANGING SHAREHOLDER:

NOYAC PATH LLC

By:	/s/ Stephen Schifrin
Name:	Stephen Schifrin
Title:	Manager

[Signature Page to Amendment No. 1 to Exchange and Support Agreement]

EXCHANGING SHAREHOLDER:

PERISCOPE, LLC

By:	/s/ Guy Barudin
Name:	Guy Barudin
Title:	Managing Member

[Signature Page to Amendment No. 1 to Exchange and Support Agreement]

EXCHANGING SHAREHOLDER:

Christopher Peters

/s/ Christopher Peters
Christopher Peters

[Signature Page to Amendment No. 1 to Exchange and Support Agreement]

EXCHANGING SHAREHOLDER:

Robert Plotkin

/s/ Robert Plotkin
Robert Plotkin

[Signature Page to Amendment No. 1 to Exchange and Support Agreement]

EXCHANGING SHAREHOLDER:

Stephen Schifrin

/s/ Stephen Schifrin
Stephen Schifrin

[Signature Page to Amendment No. 1 to Exchange and Support Agreement]

EXCHANGING SHAREHOLDER:

Gerasomou Siliverdes

/s/ Gerasomou Siliverdes
Gerasomou Siliverdes

[Signature Page to Amendment No. 1 to Exchange and Support Agreement]

EXCHANGING SHAREHOLDER:

Andrew Sklar

/s/ Andrew Sklar
Andrew Sklar

[Signature Page to Amendment No. 1 to Exchange and Support Agreement]

EXCHANGING SHAREHOLDER:

Stephen Spence

/s/ Stephen Spence
Stephen Spence

[Signature Page to Amendment No. 1 to Exchange and Support Agreement]

EXCHANGING SHAREHOLDER:

Terrapin Partners Employee Partnership 3 LLC

By:	/s/ Nathan Leight
Name:	Nathan Leight
Title:	Authorized Person

[Signature Page to Amendment No. 1 to Exchange and Support Agreement]

EXCHANGING SHAREHOLDER:

Terrapin Partners Green Employee Partnership LLC

By:	/s/ Nathan Leight
Name:	Nathan Leight
Title:	Authorized Person

[Signature Page to Amendment No. 1 to Exchange and Support Agreement]